UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

	Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: May 31, 2009

Date of reporting period: June 1, 2008 — May 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

# Putnam Asset Allocation: Equity Portfolio

## Annual Report
5 | 31 | 09

A world of investing.™

Putnam INVESTMENTS

PUTNAM ASSET ALLOCATION FUNDS
invest in a mix of asset classes to help
weather changing market environments.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Asset Allocation:
Equity Portfolio

Annual Report
5|31|09

Message from the Trustees	1
Performance snapshot	2
Interview with your fund’s Portfolio Manager	3
Performance in depth	7
Expenses	8
Your fund’s management	10
Terms and definitions	11
Trustee approval of management contract	12
Other information for shareholders	15
Financial statements	16
Federal tax information	38
About the Trustees	39
Officers	43

Message from the Trustees

Dear Fellow Shareholder:

Following many months of painful losses, the stock market finally reversed course this spring and posted solid gains. Returns in the fixed-income area have been more mixed, with Treasuries losing ground but corporate and high-yield debt rebounding. We are pleased to report that, in many instances, Putnam mutual fund performance has also been strong in recent months, demonstrating the power of active portfolio management and the substantial efforts of an investment team infused with new talent and a singular focus.

Putnam Investments and the Board of Trustees continue to evolve during this exciting time of renewal. After several years of steady leadership, Charles E. “Ed” Haldeman, Jr. has stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds. Effective July 1, 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

In other developments at Putnam, Walter C. Donovan, a 25-year investment industry veteran, has joined the firm as Chief Investment Officer. Mr. Donovan will oversee a reinvigorated investment organization strengthened by the recent arrival of several industry-leading senior portfolio managers, research analysts, and traders.

Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds and W. Thomas Stephens has rejoined the Board. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields, a multi-product investment management firm with more than $40 billion in assets under management. Mr. Stephens retired in December 2008 as Chairman and Chief Executive Officer of Boise Cascade, L.L.C., a paper, forest products, and timberland assets company.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance snapshot
Total return (%) comparison as of 5/31/09

“Several factors that contributed to market
volatility during the past couple of years appear
to be subsiding.”

Jeff Knight, Portfolio Manager, Putnam Asset Allocation: Equity Portfolio

Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3 and 7–8 for additional performance information. For a portion of the period, this fund may have limited expenses, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Interview with your
fund’s Portfolio Manager

Jeff Knight

Jeff, this is the first report for the fund, covering a period from January 23 through May 31, 2009. Can you start by describing the fund’s performance and strategy?

The fund posted a significant gain of 18.50% for class A shares at net asset value (11.69% at public offering price) during the period. On the fund’s inception date in late January, equity markets were in the midst of a significant downturn, which only came to an end in early March, amid concerns about a worsening financial crisis. However, stocks then reversed course and staged one of their strongest periods of recovery in history as it became clear that government policies were helping to stabilize the financial system and the economy. With regard to strategy, the fund pursues capital appreciation with a portfolio of equities diversified across geography, market capitalization, investment style, and strategy. We typically allocate approximately 40% of assets to U.S. large caps, about 30% to U.S. small caps, and 30% to international markets, including emerging markets. U.S. holdings also include a “thematic equity” category. During the period, international equities contributed the strongest results, followed by small-cap U.S. growth stocks, and then by U.S. large-cap stocks.

What is your approach to stock selection, and how does it differ across geography and investment style?

There are some broad commonalities in the strategy across all areas — we select stocks using fundamental selection criteria, implemented with quantitative tools that help us extend our reach across the thousands of stocks in our universe.

The U.S. large-cap equity allocation is benchmarked against the Russell 1000 Index, the small caps are benchmarked against the Russell 2000 Growth Index and the Russell 2000 Value Index, and international stocks are measured against the MSCI EAFE Index. In each area, we look for stocks with qualities that the markets have rewarded historically, such as attractive valuations, earnings growth, and earnings momentum, though the emphasis can vary in the style-specific categories of growth and value.

Can you tell us how the thematic equity category is managed?

The thematic equity category is different from all of the others. It targets stocks that we think will benefit from long-term secular changes in our economic forecast. We select these stocks by considering the implications of our macroeconomic

Broad market index and fund performance

This chart shows the performance of broad market indexes for the period from 1/23/09 (commencement of operations) to 5/31/09. See the previous page and pages 7–8 for additional fund performance information. Index descriptions can be found on page 11. The short-term results of a new fund are not necessarily indicative of its long-term prospects.

views down to the levels of investment themes and specific securities. With this category, we have much greater latitude to differ from the benchmark, and we can invest in companies of all sizes.

What are some examples of themes you are pursuing?

Let me start by describing an area of technology known as cloud computing, which allows computer users to access software applications and data storage capabilities not on their computers, but rather in an online “cloud.” The growth of the Internet means that data and applications no longer need to be stored on hard memory drives. Consumers and businesses can instead use simpler devices, such as smart-phones, to access Web-based applications and data files. We think that, as this trend continues, a number of companies stand to achieve strong, sustained earnings growth, including Akamai Technologies and Juniper Networks, whose stocks contributed positively to fund performance in recent months.

What are some of the other themes?

Alternative energy offers a lot of potential. Strong long-term demand for traditional fuels, such as petroleum, should push energy prices higher and make a variety of alternatives cost-competitive. We believe this will take place at the same time that concerns about the effects of carbon emissions encourage a transition to alternatives. Reflecting this theme, the fund owns EnerSys, a U.S. battery company, and BKW FMB Energie, a Swiss company with diverse renewable energy services, including small-scale hydroelectric plants as well as biomass, wind, solar, and geothermal energy technologies. During the period, EnerSys and BKW added to fund performance.

Another theme is water, a scarce and valuable resource in many regions of the world. We have invested in companies that are building networks for distributing water, including California Water Services Group and Aqua America, which provide drinking water and some wastewater services. During the period, these stocks had an adverse impact on performance, but we think the long-term demands on water supplies provide growth potential for these stocks in the future.

How did the large-cap equity category perform?

This category overall outperformed its benchmark. Stock selection in the basic materials sector helped results, led by holdings Southern Copper, Dow Chemical, and Potash Corporation of Saskatchewan. We sold Potash at a profit during the period. Also, in the financials sector, we avoided much of the weakness in banks, particularly during February, but benefited from Goldman Sachs, which rose strongly in the last months of the period. Other strong contributors were Apple and IBM in the technology sector, and Pepsi Bottling, a consumer staples company that we sold at a profit during the period. An area of weakness was the energy sector, with overweight positions in Sunoco, Exxon Mobil, and Chevron

Top 10 equity holdings

This table shows the fund’s top 10 equity holdings and the percentage of the fund’s net assets that each represented as of 5/31/09. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

S&P 500 Index Depository Receipts (SPDR Trust Series 1) (3.7%)	Market index	Market index
Exxon Mobil Corp. (2.0%)	Energy	Oil and gas
Microsoft Corp. (1.0%)	Technology	Software
IBM Corp. (1.0%)	Technology	Computers
Chevron Corp. (1.0%)	Energy	Oil and gas
Apple, Inc. (0.9%)	Technology	Computers
JPMorgan Chase & Co. (0.9%)	Financials	Banking
AT&T, Inc. (0.9%)	Communication services	Regional Bells
Cisco Systems, Inc. (0.8%)	Technology	Communications equipment
Johnson & Johnson (0.8%)	Health care	Pharmaceuticals

detracting from performance. Although energy prices have risen in 2009, companies that get much of their earnings from refining oil, especially Sunoco, have not benefited nearly as much as exploration and production companies. The profit margins of refining do not rise proportionally with oil prices because of the costs involved in increasing output.

How did small-cap stocks perform?

There were mixed results. Growth-style small caps underperformed their benchmark, but value-style small caps outperformed. We saw the weakest stock selection results in the health-care sector, which included holdings such as Martek Biosciences, Osiris Therapeutics, and ViroPharma. These underperformers were partly offset by positive contributions from industrial and consumer discretionary stocks. Health-care stocks also hurt the small-cap value position, but the weighting was significantly smaller than it was in the growth strategy, while there were greater contributions from basic materials and utilities, as well as from industrials. Top contributors included General Cable and BWAY, a packaging company.

How did international markets contribute to performance?

Our international holdings outperformed U.S. holdings in general. Although many developed markets, including most of Europe and Japan, have had significant economic problems, international stocks have generally advanced, and foreign currencies have strengthened versus the dollar. Our stock selections outperformed the benchmark, thanks primarily to the recovery of financial stocks, including Barclays of the United Kingdom, Nordea Bank of Sweden, and UniCredit of Italy.

IN THE NEWS

Citigroup and General Motors Corp. were removed from the Dow Jones Industrial Average (DJIA) on June 1, 2009. Citigroup was dropped due to its substantial restructuring process, and General Motors because of its bankruptcy, an automatic disqualifier for DJIA membership. Dow Jones & Company, which manages the average, announced that the two companies were replaced by Travelers Companies and Cisco Systems. The DJIA, which consists of 30 stocks, is a widely cited measure of U.S. stock market performance. When the index was introduced 113 years ago, it included just 12 industrial companies. In 1928, it expanded to 30 stocks, and a divisor was introduced to adjust for the effects of stock splits, stock distributions, and stock substitutions. Index components change on a regular basis for varying reasons; the most recent modification occurred in September 2008, when Kraft Foods replaced American International Group. General Electric is the only stock in the current DJIA that was part of the original index in 1896.

What is your outlook for the fund and the markets?

Stocks have rallied strongly since the middle of March in what appears to be a new bull market cycle. We believe the general trend for markets will be to remain positive. However, for a positive trend to become more firmly entrenched after the recent, rapid rise, we would need to start seeing some upside surprises for the economy and for earnings. Of course, temporary setbacks would not be impossible. Fortunately, several factors that contributed to market volatility during the past couple of years appear to be subsiding. In particular, we are growing increasingly comfortable with the notion that the worst of the deleveraging pressures are in the past. In this environment, we believe companies that can achieve earnings momentum might outperform, and we are adding stocks with these qualities. Generally speaking, we favor companies with high cash flows across each of our strategic equity categories.

Jeff, thanks for discussing the fund with us.

Portfolio composition

This table shows the fund’s portfolio composition as of 5/31/09. Allocations are represented as a percentage of portfolio market value and include derivative instruments. Holdings will vary over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. The fund invests some or all of its assets in small and/ or midsize companies. Such investments increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. The use of derivatives involves special risks and may result in losses.

Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the period ended May 31, 2009, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents performance since the fund’s inception date of January 23, 2009. Past performance does not guarantee future results and the short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for the period ended 5/31/09

	Class A		Class Y
(inception dates)	(1/23/09)		(1/23/09)

	NAV	POP	NAV

Life of fund	18.50%	11.69%	18.50%

After-sales-charge returns (public offering price, or POP) for class A shares reflect a maximum 5.75% load.

Class Y shares have no initial sales charge or CDSC. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

For a portion of the period, this fund may have limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge) Cumulative total return from 1/23/09 to 5/31/09

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class Y shares would have been valued at $11,850.

Comparative index returns For the period ended 5/31/09

		Lipper Multi-Cap Growth Funds
	Russell 3000 Index	category average*

Life of fund	13.25%	15.79%

Index and Lipper results should be compared to fund performance at net asset value.

* Over the life-of-fund period ended 5/31/09, there were 482 funds in this Lipper category.

Fund price and distribution information For the period ended 5/31/09

	Class A		Class Y

Share value	NAV	POP	NAV

1/23/09*	$10.00	$10.61	$10.00

5/31/09	11.85	12.57	11.85

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

* Inception date of the fund.

Fund performance as of most recent calendar quarter Total return for the period ended 6/30/09

	Class A		Class Y
(inception dates)	(1/23/09)		(1/23/09)

	NAV	POP	NAV

Life of fund	18.10%	11.31%	18.20%

Fund’s annual operating expenses The table below shows the fund’s estimated annual operating expenses for its first fiscal half year, which ended on 5/31/09.

	Class A	Class Y

Net expenses*	1.37%	1.12%

Total annual fund operating expenses	1.89%	1.64%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 5/31/10.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Asset Allocation: Equity Portfolio from January 23, 2009 (commencement of operations), to May 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class Y

Expenses paid per $1,000*	$4.32	$4.32

Ending value (after expenses)	$1,185.00	$1,185.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 1/23/09 (commencement of operations) to 5/31/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the period ended May 31, 2009, use the following calculation method.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class Y

Expenses paid per $1,000*	$3.99	$3.99

Ending value (after expenses)	$1,013.71	$1,013.71

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 1/23/09 (commencement of operations) to 5/31/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class Y

Your fund’s annualized expense ratio*	1.12%	1.12%

Average annualized expense ratio for Lipper peer group†	1.12%	1.12%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the period from 1/23/09 (commencement of operations), while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/09.

Your fund’s management

In addition to Jeffrey Knight, your fund’s Portfolio Managers are James Fetch, Robert Kea, Robert Schoen, and Jason Vaillancourt.

Other Putnam funds managed by the Portfolio Managers

Jeffrey Knight is also a Portfolio Manager of Putnam Absolute Return 500 Fund, Putnam Absolute Return 700 Fund, Putnam Asset Allocation: Balanced, Conservative, and Growth Portfolios, Putnam Income Strategies Fund, and Putnam RetirementReady® Funds.

James Fetch is also a Portfolio Manager of Putnam Absolute Return 500 Fund, Putnam Absolute Return 700 Fund, and Putnam Asset Allocation: Balanced, Conservative, and Growth Portfolios.

Robert Kea is also a Portfolio Manager of Putnam Absolute Return 500 Fund, Putnam Absolute Return 700 Fund, Putnam Asset Allocation: Balanced, Conservative, and Growth Portfolios, Putnam Income Strategies Fund, and Putnam RetirementReady® Funds.

Robert Schoen is also a Portfolio Manager of Putnam Absolute Return 500 Fund, Putnam Absolute Return 700 Fund, Putnam Asset Allocation: Balanced, Conservative, and Growth Portfolios, Putnam Income Strategies Fund, and Putnam RetirementReady® Funds.

Jason Vaillancourt is also a Portfolio Manager of Putnam Absolute Return 500 Fund, Putnam Absolute Return 700 Fund, and Putnam Asset Allocation: Balanced, Conservative, and Growth Portfolios.

Jeffrey Knight, James Fetch, Robert Kea, Robert Schoen, and Jason Vaillancourt may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of equity securities from developed countries.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

In October 2008, the Putnam funds’ Board of Trustees, which oversees the management of each Putnam fund, approved your fund’s management contract with Putnam Investment Management (“Putnam Management”) for an initial term (with respect to your fund) extending through June 30, 2009; the sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management; and the sub-advisory contract, in respect of your fund, among The Putnam Advisory Company (“PAC”), PIL and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requested and evaluated all information it deemed reasonably necessary under the circumstances. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the initial execution of your fund’s management, sub-management and sub-advisory contracts, effective October 17, 2008. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL and PAC as separate entities, except as otherwise indicated below, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the proposed fee schedule for your fund represented reasonable compensation in light of the nature and quality of the services to be provided to the fund, the fees paid by competitive funds and comparable Putnam funds, and the costs expected to be incurred by Putnam Management in providing such services, and

• That this fee schedule would represent an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at anticipated future asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund were considered in light of fee arrangements for the other Putnam funds, which are the result of many years of review and discussion between the Independent Trustees and Putnam Management, and that the Trustees’ conclusions may be based, in part, on their consideration of these arrangements for other Putnam funds in the current and prior years.

Management fee schedules and categories; total expenses

The Trustees considered your fund’s proposed management fee schedule, including fee levels and breakpoints. The Trustees considered Putnam Management’s representation that investment research and portfolio management for your fund would be particularly labor-intensive, given the breadth of your fund’s investment universe and your fund’s goal of long-term growth. The Trustees also noted that the proposed fee schedule was consistent with the current fee schedules of other Putnam funds, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for funds in your fund’s Lipper category. The Trustees also noted that expense ratios for a number of Putnam funds were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program of expense limitations for all Putnam funds through at least June 30, 2009, and, for your fund, through at least May 31, 2010 (the end of its first fiscal year). These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders of the Putnam funds well.

• Economies of scale. Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure for the Putnam funds during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule proposed for your fund represented an appropriate sharing of economies of scale at projected asset levels.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ decision to approve your fund’s initial management contract with Putnam Management. The Trustees are assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which generally meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

Because your fund was not yet operational, the Trustees were not able to consider your fund’s recent performance prior to their initial approval of your fund’s management, sub-management and sub-advisory contracts.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ review of your fund’s initial management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company, each of which provides benefits to affiliates of Putnam Management. In January 2009, the investor servicing agreement counterparty became Putnam Investor Services, Inc.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of the Sub-Management
Contract between Putnam
Management and Putnam
Investments Limited and the
Sub-Advisory Contract among
Putnam Management, Putnam
Investments Limited and The
Putnam Advisory Company

In October 2008, the Trustees approved a sub-management contract between Putnam Management and PIL in respect of your fund, under which PIL’s London office would manage a separate portion of the assets of the fund. Also in October 2008, the Trustees approved a sub-advisory contract among Putnam Management, PIL and PAC in respect of your fund, under which PAC’s Tokyo branch would begin providing non-discretionary investment services and its Singapore branch would begin providing discretionary investment management services for your fund. The Contract Committee reviewed information provided by Putnam Management, PIL and PAC and, upon completion of this review, recommended, and the Independent Trustees and the full Board of Trustees approved, the sub-management and sub-advisory contracts in respect of your fund, effective October 17, 2008.

The Trustees considered numerous factors they believed relevant in approving your fund’s sub-management and sub-advisory contracts, including Putnam Management’s belief that the interest of shareholders would be best served by utilizing investment professionals in PIL’s London office and PAC’s Tokyo and Singapore offices to manage a portion of your fund’s assets and PIL’s and PAC’s expertise in managing assets invested in European and Asian markets, respectively. The Trustees also considered that applicable securities laws require a sub-advisory relationship among Putnam Management, PIL and PAC in order for Putnam’s investment professionals in London, Tokyo and Singapore to be involved in the management of your fund.

The Trustees noted that Putnam Management, and not your fund, would pay the sub-management fee to PIL for its services, that Putnam Management and/or PIL, but not your fund, would pay the sub-advisory fee to PAC for its services, and that the sub-management and sub-advisory relationships with PIL and PAC, respectively, will not reduce the nature, quality or overall level of service provided to your fund.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidenti-ality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Asset Allocation: Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Asset Allocation: Equity Portfolio (the “fund”) at May 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the period January 23, 2009 (commencement of operations) through May 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audit, which included confirmation of investments owned at May 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 14, 2009

The fund’s portfolio 5/31/09

COMMON STOCKS (83.7%)*	Shares	Value

Advertising and marketing services (—%)
ValueClick, Inc. †	663	$7,326

		7,326
Aerospace and defense (2.4%)
AeroVironment, Inc. †	217	6,059

BAE Systems PLC (United Kingdom)	28,636	158,790

Boeing Co. (The)	1,100	49,335

European Aeronautic Defense and
Space Co. (France)	8,600	141,021

General Dynamics Corp.	600	34,140

Heico Corp.	194	6,767

Lockheed Martin Corp.	1,600	133,808

Northrop Grumman Corp.	2,100	100,002

Raytheon Co.	3,100	138,415

United Technologies Corp.	2,500	131,524

		899,861
Agriculture (0.1%)
Andersons, Inc. (The)	840	21,084

		21,084
Airlines (0.2%)
British Airways PLC (United Kingdom)	31,558	80,197

Hawaiian Holdings, Inc. †	2,120	11,151

		91,348
Automotive (0.7%)
Aisin Seiki Co., Ltd. (Japan)	1,200	23,985

Dollar Thrifty Automotive Group †	428	3,689

Hino Motors, Ltd. (Japan)	8,000	23,761

Navistar International Corp. †	112	4,459

Suzuki Motor Corp. (Japan)	6,900	154,416

Tenneco Automotive, Inc. †	586	3,586

Toyota Motor Corp. (Japan)	300	12,038

Valeo SA (France)	1,628	32,303

		258,237
Banking (5.9%)
Banco Latinoamericano de Exportaciones SA
Class E (Panama)	1,114	14,114

Bank of America Corp.	14,200	160,034

Bank of Hawaii Corp.	300	11,229

Bank of New York Mellon Corp. (The)	1,500	41,670

Bank of the Ozarks, Inc.	348	8,801

Barclays PLC (United Kingdom)	32,266	155,289

BB&T Corp.	700	15,694

BNP Paribas SA (France) †	2,093	145,461

Citigroup, Inc.	17,000	63,240

Danske Bank A/S (Denmark) †	3,252	55,941

DBS Group Holdings, Ltd. (Singapore)	17,000	139,259

Dexia (Belgium) †	14,420	91,801

First Bancorp	316	4,358

First Bancorp Puerto Rico (Puerto Rico)	1,008	4,929

Flushing Financial Corp.	715	7,121

Fortis (Belgium)	20,556	78,835

Hudson City Bancorp, Inc.	900	11,547

International Bancshares Corp.	505	5,666

JPMorgan Chase & Co.	9,400	346,860

MainSource Financial Group, Inc.	437	3,483

Nordea AB (Sweden)	17,502	139,927

Northern Trust Corp.	400	23,060

Old Second Bancorp, Inc.	477	3,058

Oriental Financial Group (Puerto Rico)	709	7,026

PNC Financial Services Group, Inc.	600	27,330

COMMON STOCKS (83.7%)* cont.	Shares	Value

Banking cont.
Sierra Bancorp	338	$4,894

Smithtown Bancorp, Inc.	324	3,985

Southwest Bancorp, Inc.	433	4,005

Suffolk Bancorp	322	8,404

U.S. Bancorp	6,400	122,880

UniCredito Italiano SpA (Italy)	75,072	197,327

Wells Fargo & Co.	9,600	244,800

Westpac Banking Corp. (Australia)	5,425	82,213

Wilshire Bancorp, Inc.	554	2,670

WSFS Financial Corp.	157	4,165

		2,241,076
Basic materials (0.3%)
Ameron International Corp.	140	7,763

Antofagasta PLC (United Kingdom)	10,508	108,375

Minefinders Corp. (Canada) †	465	4,245

Paladin Energy, Ltd. (Australia) †	1,128	4,569

PV Crystalox Solar PLC (United Kingdom)	1,227	1,568

		126,520
Beverage (1.3%)
Anheuser-Busch InBev NV (Belgium)	3,109	109,849

Coca-Cola Co. (The)	2,700	132,732

Constellation Brands, Inc. Class A †	2,800	32,368

Heineken Holding NV (Netherlands)	1,041	31,324

Lion Nathan, Ltd. (Australia)	1,786	16,809

PepsiCo, Inc.	3,000	156,150

		479,232
Biotechnology (1.1%)
American Oriental Bioengineering, Inc. (China) †	1,858	9,011

Amgen, Inc. †	3,700	184,778

Biogen Idec, Inc. †	900	46,611

Cubist Pharmaceuticals, Inc. †	406	6,926

Enzon Pharmaceuticals, Inc. †	776	6,224

Genzyme Corp. †	1,400	82,796

Gilead Sciences, Inc. †	1,100	47,410

Isis Pharmaceuticals, Inc. †	360	4,968

Martek Biosciences Corp. †	664	14,070

Maxygen, Inc. †	667	4,729

Myriad Genetics, Inc. †	322	11,644

Sequenom, Inc. †	520	1,711

Viropharma, Inc. †	643	4,469

		425,347
Broadcasting (0.3%)
Lodgenet Entertainment Corp. †	1,016	5,893

Mediaset SpA (Italy)	20,549	121,102

		126,995
Building materials (0.1%)
Boral, Ltd. (Australia)	6,395	20,876

Geberit International AG (Switzerland)	166	20,494

		41,370
Cable television (1.0%)
Comcast Corp. Class A	6,700	92,259

DIRECTV Group, Inc. (The) †	6,400	144,000

DISH Network Corp. Class A †	2,000	32,800

Liberty Global, Inc. Class A †	4,100	56,662

Time Warner Cable, Inc.	1,355	41,720

		367,441
Chemicals (1.8%)
Albemarle Corp.	493	13,912

BASF SE (Germany)	163	6,881

Celanese Corp. Ser. A	2,423	49,696

COMMON STOCKS (83.7%)* cont.	Shares	Value

Chemicals cont.
CF Industries Holdings, Inc.	1,300	$100,932

Dow Chemical Co. (The)	5,200	91,936

Eastman Chemical Co.	700	29,008

FMC Corp.	1,500	81,525

Innophos Holdings, Inc.	644	10,040

Innospec, Inc.	669	5,961

Koninklijke DSM NV (Netherlands)	705	24,594

Koppers Holdings, Inc.	457	11,558

Monsanto Co.	1,000	82,150

Mosaic Co. (The)	400	21,880

Nufarm, Ltd. (Australia)	2,764	27,216

OM Group, Inc. †	575	15,238

Spartech Corp.	1,354	5,727

Terra Industries, Inc.	2,951	82,008

W.R. Grace & Co. †	1,187	15,407

		675,669
Coal (0.2%)
Alpha Natural Resources, Inc. †	1,440	39,672

Arch Coal, Inc.	91	1,686

China Coal Energy Co. (China)	2,000	2,416

China Shenhua Energy Co., Ltd. (China)	1,500	5,008

CONSOL Energy, Inc.	56	2,305

Felix Resources, Ltd. (Australia)	163	1,556

Foundation Coal Holdings, Inc.	61	1,790

Massey Energy Co.	68	1,557

Peabody Energy Corp.	67	2,277

Walter Industries, Inc.	234	7,638

Yanzhou Coal Mining Co., Ltd. (China)	2,000	2,520

		68,425
Commercial and consumer services (0.9%)
Alliance Data Systems Corp. †	1,211	49,046

Consolidated Graphics, Inc. †	268	4,350

Deluxe Corp.	542	7,664

Emergency Medical Services Corp. Class A †	188	5,828

Equifax, Inc.	1,100	29,942

Experian Group, Ltd. (Ireland)	2,050	15,155

Guangdong Investment, Ltd. (China)	26,000	13,181

Hackett Group Inc. (The) †	767	1,802

Landauer, Inc.	77	4,438

Manpower, Inc.	700	29,757

PRG-Schultz International, Inc. †	396	1,137

Spherion Corp. †	1,064	3,660

Stantec, Inc. (Canada) †	432	11,215

Steiner Leisure, Ltd. (Bahamas) †	190	5,539

Swire Pacific, Ltd. (Hong Kong)	8,500	85,203

Thomas Cook Group PLC (United Kingdom)	16,130	58,260

Watson Wyatt Worldwide, Inc. Class A	123	4,667

Wheelock and Co., Ltd. (Hong Kong)	2,000	5,703

Wright Express Corp. †	152	3,780

		340,327
Communications equipment (1.4%)
ADC Telecommunications, Inc. †	2,159	15,199

ARRIS Group, Inc. †	2,849	34,530

Cisco Systems, Inc. †	17,421	322,289

F5 Networks, Inc. †	2,756	87,531

Juniper Networks, Inc. †	1,241	30,690

Qualcomm, Inc.	800	34,872

		525,111

COMMON STOCKS (83.7%)* cont.	Shares	Value

Computers (4.0%)
3Com Corp. †	3,419	$14,770

Acme Packet, Inc. †	1,700	13,175

Actuate Corp. †	967	4,680

ANSYS, Inc. †	213	6,360

Apple, Inc. †	2,600	353,106

Avocent Corp. †	475	6,650

Black Box Corp.	273	8,987

Brocade Communications Systems, Inc. †	2,325	17,066

Compuware Corp. †	5,700	43,491

Dell, Inc. †	2,000	23,160

EMC Corp. †	15,784	185,462

Emulex Corp. †	642	7,056

Hewlett-Packard Co.	4,300	147,705

Hitachi, Ltd. (Japan)	41,000	136,891

IBM Corp.	3,700	393,236

NCR Corp. †	1,800	19,332

NetApp, Inc. †	1,354	26,403

NetSuite, Inc. †	696	8,046

Quest Software, Inc. †	870	11,240

Silicon Graphics International Corp. †	1,631	8,269

SPSS, Inc. †	274	9,143

Starent Networks Corp. †	224	4,733

SXC Health Solutions Corp. (Canada) †	305	7,522

Synaptics, Inc. †	215	7,551

Western Digital Corp. †	2,200	54,670

		1,518,704
Conglomerates (1.7%)
3M Co.	1,600	91,360

Bouygues SA (France)	2,368	97,421

Danaher Corp.	196	11,829

General Electric Co.	23,400	315,432

Hutchison Whampoa, Ltd. (Hong Kong)	3,000	21,099

Marubeni Corp. (Japan)	5,000	22,756

Silex Systems, Ltd. (Australia) †	510	2,409

SPX Corp.	600	27,546

Vivendi SA (France) †	2,451	64,684

		654,536
Construction (0.3%)
Acciona SA (Spain)	148	19,393

Balfour Beatty PLC (United Kingdom)	2,278	12,514

Broadwind Energy, Inc. †	609	5,469

Fletcher Building, Ltd. (New Zealand)	4,188	17,497

Granite Construction, Inc.	124	4,532

Grupo Ferrovial SA (Spain)	556	18,999

Impregilo SpA (Italy)	3,609	11,577

Insituform Technologies, Inc. †	441	6,434

Layne Christensen Co. †	529	11,310

		107,725
Consumer (0.1%)
Sony Corp. (Japan)	1,500	39,410

		39,410
Consumer finance (0.1%)
Diamond Lease Co., Ltd. (Japan)	110	3,040

Mastercard, Inc. Class A	200	35,266

World Acceptance Corp. †	426	8,533

		46,839

COMMON STOCKS (83.7%)* cont.	Shares	Value

Consumer goods (1.7%)
Clorox Co.	700	$36,708

Colgate-Palmolive Co.	2,000	131,900

Elizabeth Arden, Inc. †	368	2,594

Energizer Holdings, Inc. †	908	47,452

KAO Corp. (Japan)	4,000	88,246

Newell Rubbermaid, Inc.	2,500	28,775

Prestige Brands Holdings, Inc. †	1,066	6,641

Procter & Gamble Co. (The)	6,100	316,834

		659,150
Consumer services (0.1%)
Brink’s Co. (The)	700	18,613

HLTH Corp. †	982	11,578

Internet Brands, Inc. Class A †	946	6,367

WebMD Health Corp. Class A †	454	12,331

		48,889
Containers (0.1%)
AEP Industries, Inc. †	123	3,049

Ball Corp.	821	32,676

Silgan Holdings, Inc.	197	8,719

		44,444
Distribution (0.1%)
Beacon Roofing Supply, Inc. †	284	4,118

Core-Mark Holding Co., Inc. †	190	4,961

Fresh Del Monte Produce, Inc. (Cayman Islands) †	297	5,269

Jardine Cycle & Carriage, Ltd. (Singapore)	1,000	11,437

MWI Veterinary Supply, Inc. †	183	5,349

Spartan Stores, Inc.	916	11,368

		42,502
Electric utilities (3.0%)
A2A SpA (Italy)	21,378	40,345

Alliant Energy Corp.	2,200	52,206

BKW FMB Energie AG (Switzerland)	86	6,358

Chubu Electric Power, Inc. (Japan)	1,700	37,965

CMS Energy Corp.	2,300	26,082

DPL, Inc.	280	6,093

Edison International	3,700	108,188

El Paso Electric Co. †	359	4,753

Electricite de France (France)	352	18,450

Enel SpA (Italy)	5,777	34,457

Energias de Portugal (EDP) SA (Portugal)	20,037	80,528

Entergy Corp.	149	11,118

Exelon Corp.	1,197	57,468

FirstEnergy Corp.	600	22,674

FPL Group, Inc.	389	21,990

Hokkaido Electric Power Co., Inc. (Japan)	400	7,555

Hokuriku Electric Power Co. (Japan)	400	9,333

Huaneng Power International, Inc. (China)	4,000	2,662

Kansai Electric Power, Inc. (Japan)	600	13,070

Kyushu Electric Power Co., Inc. (Japan)	500	10,529

National Grid PLC (United Kingdom)	10,646	102,997

NV Energy, Inc.	3,000	30,000

OGE Energy Corp.	900	23,238

PG&E Corp.	1,600	58,736

Pike Electric Corp. †	1,124	12,297

PPL Corp.	2,100	68,187

Public Power Corp. SA (Greece)	2,525	57,328

Public Service Enterprise Group, Inc.	500	15,935

Shikoku Electric Power Co., Inc. (Japan)	300	8,477

COMMON STOCKS (83.7%)* cont.	Shares	Value

Electric utilities cont.
Terna SPA (Italy)	15,488	$56,899

Tokyo Electric Power Co. (Japan)	5,000	125,743

TransAlta Corp. (Canada)	107	1,957

Unitil Corp.	282	5,663

		1,139,281
Electrical equipment (0.6%)
Capstone Turbine Corp. †	6,725	4,304

China High Speed Transmission Equipment
Group Co., Ltd. (China)	5,000	10,606

Conergy AG (Germany) †	2,297	2,280

Emerson Electric Co.	2,200	70,598

GrafTech International, Ltd. †	422	4,292

Mitsubishi Electric Corp. (Japan)	4,000	23,321

Nordex AG (Germany) †	395	6,877

Prysmian SpA (Italy)	4,111	59,886

Solaria Energia y Medio Ambiente SA (Spain) †	533	1,827

Solon AG Fuer Solartechnik (Germany) †	96	1,378

Sunpower Corp. Class A †	161	4,692

Vestas Wind Systems A/S (Denmark) †	203	14,855

WESCO International, Inc. †	481	12,857

Yingli Green Energy Holding Co., Ltd. ADR (China) † 302		3,866

		221,639
Electronics (2.5%)
Advanced Battery Technologies, Inc. †	3,158	11,306

Avnet, Inc. †	1,700	39,117

Badger Meter, Inc.	233	9,464

BYD Co., Ltd. (China) †	3,500	14,016

China BAK Battery, Inc. (China) †	1,500	3,345

Ducommun, Inc.	283	5,380

Energy Conversion Devices, Inc. †	146	2,513

EnerSys †	412	6,674

FEI Co. †	3,115	67,782

Greatbatch, Inc. †	293	6,053

GS Yuasa Corp. (Japan)	1,000	7,984

Intel Corp.	20,300	319,116

IXYS Corp.	1,208	11,440

MEMC Electronic Materials, Inc. †	2,994	57,754

Multi-Fineline Electronix, Inc. †	303	5,802

National Semiconductor Corp.	6,200	86,056

NEC Corp. (Japan)	30,000	117,536

NVIDIA Corp. †	1,800	18,774

OSI Systems, Inc. †	350	6,440

Renesola, Ltd. ADR (China) †	400	1,696

Roth & Rau AG (Germany) †	83	2,297

Saft Groupe SA (France) †	208	8,722

Synopsys, Inc. †	766	14,922

Texas Instruments, Inc.	3,500	67,900

TTM Technologies, Inc. †	1,587	14,124

Ultralife Batteries, Inc. †	506	3,512

Valence Technology, Inc. †	2,016	3,548

Watts Water Technologies, Inc. Class A	419	8,594

Xilinx, Inc.	1,100	22,814

		944,681
Energy (oil field) (2.1%)
Basic Energy Services, Inc. †	638	6,457

Bolt Technology Corp. †	380	4,313

Boots & Coots International Control, Inc. †	5,358	6,965

Cameron International Corp. †	1,500	46,845

COMMON STOCKS (83.7%)* cont.	Shares	Value

Energy (oil field) cont.
Compagnie Generale de
Geophysique-Veritas SA (France) †	3,860	$68,203

Core Laboratories NV (Netherlands)	55	5,222

Dawson Geophysical Co. †	244	6,554

Diamond Offshore Drilling, Inc.	600	50,568

Dresser-Rand Group, Inc. †	4,000	112,000

ENSCO International, Inc.	1,600	62,224

FMC Technologies, Inc. †	1,200	49,944

GulfMark Offshore, Inc. †	149	4,545

Halliburton Co.	5,435	124,625

ICO, Inc. †	990	2,851

ION Geophysical Corp. †	3,377	9,557

Key Energy Services, Inc. †	931	6,005

Matrix Service Co. †	456	5,162

Noble Corp.	1,200	41,244

Parker Drilling Co. †	1,906	8,920

Rowan Cos., Inc.	1,970	40,306

Schlumberger, Ltd.	1,200	68,676

Tidewater, Inc.	1,690	80,562

Trico Marine Services, Inc. †	394	1,162

Willbros Group, Inc. †	397	6,062

		818,972
Energy (other) (0.5%)
Areva SA (France)	11	6,508

Ballard Power Systems, Inc. (Canada) †	2,571	4,705

Canadian Solar, Inc. (China) †	200	2,646

China Sunergy Co., Ltd. ADR (China) †	400	1,512

Covanta Holding Corp. †	862	13,025

EDP Renovaveis SA (Spain) †	1,066	11,303

Evergreen Energy, Inc. †	4,886	5,023

Evergreen Solar, Inc. †	893	1,661

First Solar, Inc. †	344	65,360

FuelCell Energy, Inc. †	2,079	7,027

Gamesa Corp Tecnologica SA (Spain)	608	13,684

GT Solar International, Inc. †	1,128	7,242

Gushan Environmental Energy, Ltd. ADR (China) †	1,715	4,631

Headwaters, Inc. †	831	3,299

Iberdrola Renovables SA (Spain) †	2,780	13,776

JA Solar Holdings Co., Ltd. ADR (China) †	686	2,902

LDK Solar Co., Ltd. ADR (China) †	300	2,736

Q-Cells AG (Germany) †	161	4,064

Renewable Energy Corp. AS (Norway) †	432	4,676

Solar Millennium AG (Germany) †	103	2,212

Solarfun Power Holdings Co., Ltd. ADR (China) †	494	3,695

Suntech Power Holdings Co., Ltd. ADR (China) †	194	3,170

Theolia SA (France) †	618	2,746

Trina Solar, Ltd. ADR (China) †	147	3,641

		191,244
Engineering and construction (0.3%)
Aecom Technology Corp. †	583	18,604

EMCOR Group, Inc. †	676	15,190

Fluor Corp.	1,000	46,980

Jacobs Engineering Group, Inc. †	800	34,320

		115,094

COMMON STOCKS (83.7%)* cont.	Shares	Value

Entertainment (0.1%)
National CineMedia, Inc.	257	$3,215

Panasonic Corp. (Japan)	3,500	50,561

		53,776
Environmental (0.3%)
Bio-Treat Technology, Ltd. (China) †	30,000	1,155

Energy Recovery, Inc. †	894	7,134

Epure International, Ltd. (China)	3,000	953

Foster Wheeler AG †	2,500	66,300

Fuel Tech, Inc. †	750	7,320

Hyflux, Ltd. (Singapore)	2,279	3,368

Kurita Water Industries, Ltd. (Japan)	300	8,329

Met-Pro Corp.	171	1,477

Nalco Holding Co.	511	8,871

Tetra Tech, Inc. †	754	19,355

		124,262
Food (1.6%)
Archer Daniels Midland Co.	3,800	104,576

Bunge, Ltd.	1,300	82,251

Cal-Maine Foods, Inc.	205	5,010

Campbell Soup Co.	1,600	44,352

Colruyt SA (Belgium)	33	7,775

Cosan, Ltd. Class A (Brazil) †	2,172	11,099

Dean Foods Co. †	2,900	54,520

General Mills, Inc.	500	25,590

Kellogg Co.	700	30,275

Kerry Group PLC Class A (Ireland)	1,083	25,768

Kraft Foods, Inc. Class A	2,900	75,719

Nestle SA (Switzerland)	181	6,578

Overhill Farms, Inc. †	727	3,948

Sara Lee Corp.	2,900	26,071

SunOpta, Inc. (Canada) †	1,432	2,520

Toyo Suisan Kaisha, Ltd. (Japan)	3,000	66,274

Yamazaki Baking Co., Inc. (Japan)	4,000	41,324

		613,650
Forest products and packaging (0.7%)
Amcor, Ltd. (Australia)	9,782	40,103

Aracruz Celulose SA ADR (Brazil)	175	2,991

Boise, Inc. †	3,200	5,568

Bway Holding Co. †	414	6,015

Canfor Corp. (Canada) †	456	2,339

China Grand Forestry Green Resources
Group, Ltd. (Hong Kong) †	32,000	1,970

Clearwater Paper Corp. †	49	1,160

Crown Holdings, Inc. †	1,800	42,300

Deltic Timber Corp.	62	2,082

Grief, Inc. Class A	82	3,962

Grupo Empresarial Ence SA (Spain)	613	2,216

Gunns, Ltd. (Australia)	2,734	2,171

Hokuetsu Paper Mills, Ltd. (Japan)	500	2,255

Holmen AB Class B (Sweden)	122	3,019

International Paper Co.	379	5,446

MeadWestvaco Corp.	1,638	26,159

OJI Paper Co., Ltd. (Japan)	3,000	14,003

Packaging Corp. of America	1,321	21,295

Plum Creek Timber Company, Inc. R	755	26,161

Portucel Empresa Produtora de
Pasta e Papel SA (Portugal)	1,313	3,129

COMMON STOCKS (83.7%)* cont.	Shares	Value

Forest products and packaging cont.
Potlatch Corp. R	108	$2,827

Rayonier, Inc.	112	4,480

Sappi, Ltd. ADR (South Africa)	533	1,860

Sino-Forest Corp. (Canada) †	322	3,739

Sonoco Products Co.	166	4,044

Stora Enso OYJ Class R (Finland) †	631	3,785

Sumitomo Forestry Co., Ltd. (Japan)	400	2,887

Svenska Cellulosa AB Class B (Sweden)	398	4,595

Timberwest Forest Corp. (Unit) (Canada)	514	1,763

UPM-Kymmene OYJ (Finland)	382	3,580

Votorantim Celulose e Papel SA ADR (Brazil)	278	3,300

Wausau Paper Corp.	280	2,027

West Fraser Timber Co., Ltd. (Canada)	110	2,923

Weyerhaeuser Co.	174	5,843

		261,997
Gaming and lottery (0.2%)
Bally Technologies, Inc. †	176	4,928

Greek Organization of Football Prognostics
(OPAP) SA (Greece)	2,074	64,057

		68,985
Health-care services (2.0%)
Aetna, Inc.	2,000	53,560

Allscripts-Misys Healthcare Solutions, Inc.	3,549	45,818

Alnylam Pharmaceuticals, Inc. †	215	4,377

Amedisys, Inc. †	316	9,613

AmSurg Corp. †	219	4,091

Assisted Living Concepts, Inc. Class A †	471	7,225

athenahealth, Inc. †	1,000	30,180

Brookdale Senior Living, Inc.	1,479	17,142

Centene Corp. †	379	6,890

Cerner Corp. †	255	14,864

CIGNA Corp.	1,100	24,387

Computer Programs & Systems, Inc.	264	9,029

Coventry Health Care, Inc. †	3,100	55,955

Eclipsys Corp. †	890	13,128

Emeritus Corp. †	929	13,350

Ensign Group, Inc. (The)	128	1,907

Express Scripts, Inc. †	1,200	76,860

Gentiva Health Services, Inc. †	310	4,938

Health Management Associates, Inc. Class A †	2,430	14,118

Humana, Inc. †	1,400	43,862

Kindred Healthcare, Inc. †	1,004	13,183

LHC Group, Inc. †	262	6,044

LifePoint Hospitals, Inc. †	168	4,578

McKesson Corp.	1,454	59,832

Omega Healthcare Investors, Inc. R	335	5,350

Omnicare, Inc.	1,600	43,248

Onyx Pharmaceuticals, Inc. †	125	2,958

Osiris Therapeutics, Inc. †	315	3,972

Quality Systems, Inc.	850	42,441

Skilled Healthcare Group, Inc. Class A †	242	2,277

Sun Healthcare Group, Inc. †	1,361	12,616

Sunrise Senior Living, Inc. †	3,231	7,787

UnitedHealth Group, Inc.	2,100	55,860

WellPoint, Inc. †	900	41,913

		753,353

COMMON STOCKS (83.7%)* cont.	Shares	Value

Homebuilding (0.1%)
D.R. Horton, Inc.	3,977	$36,628

		36,628
Household furniture and appliances (0.1%)
Tempur-Pedic International, Inc.	534	5,890

Whirlpool Corp.	600	25,284

		31,174
Insurance (2.4%)
Aflac, Inc.	1,100	39,050

Allianz SE (Germany)	124	12,220

Allied World Assurance Company
Holdings, Ltd. (Bermuda)	203	7,663

American Equity Investment Life Holding Co.	1,372	7,971

American Financial Group, Inc.	4,000	85,680

American Safety Insurance Holdings, Ltd.
(Bermuda) †	262	3,267

Amerisafe, Inc. †	719	11,612

Amtrust Financial Services, Inc.	500	4,785

Arch Capital Group, Ltd. †	1,000	56,910

Aspen Insurance Holdings, Ltd. (Bermuda)	321	7,412

Assicurazioni Generali SpA (Italy)	7,538	168,509

Assured Guaranty, Ltd. (Bermuda)	464	6,083

Chubb Corp. (The)	2,600	103,090

Conseco, Inc. †	2,694	6,493

Fondiaria-SAI SpA (Italy)	1,532	25,406

Hallmark Financial Services, Inc. †	690	4,802

ING Groep NV (Netherlands)	2,898	30,897

Loews Corp.	800	21,640

Maiden Holdings, Ltd. (Bermuda)	1,067	5,452

Meadowbrook Insurance Group, Inc.	500	3,695

MetLife, Inc.	2,000	63,000

Navigators Group, Inc. †	99	4,330

Old Mutual PLC (South Africa)	40,501	48,203

Pico Holdings, Inc. †	400	11,172

Platinum Underwriters Holdings, Ltd. (Bermuda)	189	5,449

Principal Financial Group	1,900	42,180

QBE Insurance Group, Ltd. (Australia)	302	4,718

SeaBright Insurance Holdings, Inc. †	839	6,788

Travelers Cos., Inc. (The)	1,500	60,990

Validus Holdings, Ltd. (Bermuda)	394	8,987

W.R. Berkley Corp.	2,900	62,901

		931,355
Investment banking/Brokerage (2.4%)
3i Group PLC (United Kingdom)	8,954	35,509

3i Group PLC (Nil Paid Rights) (United Kingdom) † 11,512		19,505

Ameriprise Financial, Inc.	1,600	48,320

BlackRock, Inc.	400	63,800

Charles Schwab Corp. (The)	2,300	40,480

Goldman Sachs Group, Inc. (The)	2,200	318,054

Interactive Brokers Group, Inc. Class A †	320	4,758

Investment Technology Group, Inc. †	2,014	41,891

Knight Capital Group, Inc. Class A †	665	11,445

Macquarie Bank, Ltd. (Australia)	325	8,341

Morgan Stanley	3,300	100,056

Nationale A Portefeuille (Belgium)	204	10,618

NGP Capital Resources Co.	1,375	10,835

Penson Worldwide, Inc. †	939	9,277

State Street Corp.	2,000	92,900

COMMON STOCKS (83.7%)* cont.	Shares	Value

Investment banking/Brokerage cont.
SWS Group, Inc.	842	$10,786

TD Ameritrade Holding Corp. †	2,600	44,304

TradeStation Group, Inc. †	1,708	14,006

Uranium Participation Corp. (Canada) †	322	2,303

		887,188
Lodging/Tourism (0.1%)
Wyndham Worldwide Corp.	2,100	24,759

		24,759
Machinery (1.2%)
AGCO Corp. †	2,400	69,264

Altra Holdings, Inc. †	1,018	6,719

Applied Industrial Technologies, Inc.	449	9,326

Bucyrus International, Inc. Class A	62	1,778

Caterpillar, Inc.	900	31,914

Chart Industries, Inc. †	1,068	22,674

CLARCOR, Inc.	173	4,958

Columbus McKinnon Corp. †	442	6,139

Cummins, Inc.	1,600	51,888

Deere (John) & Co.	400	17,388

Doosan Heavy Industries and Construction Co.,
Ltd. (South Korea)	270	15,809

Ebara Corp. (Japan)	4,000	12,324

Franklin Electric Co., Inc.	186	4,423

Gardner Denver, Inc. †	375	10,628

GLV, Inc. Class A (Canada) †	526	3,054

Gorman-Rupp Co. (The)	301	6,321

Joy Global, Inc.	2,507	86,416

Lindsay Corp.	168	5,352

Manitowoc Co., Inc. (The)	4,100	26,732

Parker-Hannifin Corp.	300	12,678

Raser Technologies, Inc. †	1,494	5,871

Spirax-Sarco Engineering PLC (United Kingdom)	622	8,266

Tanfield Group PLC (United Kingdom) †	8,685	1,995

Terex Corp. †	3,700	49,654

Timken Co.	390	6,595

		478,166
Manufacturing (0.5%)
Acuity Brands, Inc.	261	7,094

EnPro Industries, Inc. †	237	4,174

Exide Technologies †	2,781	17,020

Flowserve Corp.	700	51,499

General Cable Corp. †	371	14,187

ITT Corp.	230	9,471

John Bean Technologies Corp.	389	5,851

LSB Industries, Inc. †	502	8,409

Mueller Water Products, Inc. Class A	1,517	5,476

Pentair, Inc.	473	11,839

Roper Industries, Inc.	266	11,433

Thomas & Betts Corp. †	800	24,544

Valmont Industries, Inc.	167	11,458

		182,455
Media (0.6%)
Dolby Laboratories, Inc. Class A †	1,100	39,666

Time Warner, Inc.	5,400	126,468

Walt Disney Co. (The)	2,900	70,238

		236,372

COMMON STOCKS (83.7%)* cont.	Shares	Value

Medical technology (1.5%)
American Medical Systems Holdings, Inc. †	312	$4,733

Baxter International, Inc.	1,300	66,547

Becton, Dickinson and Co.	2,200	148,896

Boston Scientific Corp. †	3,700	34,780

Cantel Medical Corp. †	650	8,847

China Medical Technologies, Inc. ADR (China)	473	9,659

Gen-Probe, Inc. †	1,414	60,279

Kinetic Concepts, Inc. †	446	11,565

Luminex Corp. †	467	7,402

Medtronic, Inc.	1,900	65,265

Millipore Corp. †	129	8,113

Pall Corp.	257	6,600

Somanetics Corp. †	252	4,236

St. Jude Medical, Inc. †	1,800	70,236

Steris Corp.	437	10,326

Techne Corp.	93	5,605

Varian Medical Systems, Inc. †	1,600	57,216

		580,305
Metal fabricators (—%)
USEC, Inc. †	482	2,579

		2,579
Metals (2.4%)
Abengoa SA (Spain)	432	10,785

Agnico-Eagle Mines, Ltd. (Canada)	138	8,537

AK Steel Holding Corp.	2,715	38,825

Ampco-Pittsburgh Corp.	330	8,567

AngloGold Ashanti, Ltd. ADR (South Africa)	143	6,053

ArcelorMittal (Luxembourg)	5,359	178,500

Aurizon Mines, Ltd. (Canada) †	2,935	13,031

Barrick Gold Corp. (Canada)	302	11,500

BlueScope Steel, Ltd. (Australia)	58,254	112,246

Cameco Corp. (Canada)	248	6,845

Cia de Minas Buenaventura SA ADR (Peru)	221	6,261

Cliffs Natural Resources, Inc.	1,722	46,925

Coeur d’Alene Mines Corp. †	543	8,020

Crystallex International Corp. (Canada) †	3,602	973

Denison Mines Corp. (Canada) †	939	1,812

Eldorado Gold Corp. (Canada) †	566	5,615

Energy Resources of Australia, Ltd. (Australia)	188	3,693

Gammon Gold, Inc. (Canada) †	471	3,881

Gold Fields, Ltd. ADR (South Africa)	221	3,001

Goldcorp, Inc. (Canada)	341	13,548

Golden Star Resources, Ltd. †	1,435	3,272

Great Basin Gold, Ltd. (South Africa) †	1,675	2,630

Harmony Gold Mining Co., Ltd. ADR
(South Africa) †	273	3,303

Hecla Mining Co. †	3,145	11,668

Horsehead Holding Corp. †	880	6,318

Iamgold Corp. (Canada)	516	5,815

JFE Holdings, Inc. (Japan)	600	20,162

Kinross Gold Corp. (Canada)	453	9,160

Mitsui Mining & Smelting Co., Ltd. (Japan) †	14,000	33,117

New Gold, Inc. (Canada) †	1,335	4,016

Newmont Mining Corp.	261	12,755

Northgate Minerals Corp. (Canada) †	1,789	4,329

Northwest Pipe Co. †	179	6,977

Nucor Corp.	1,400	61,474

COMMON STOCKS (83.7%)* cont.	Shares	Value

Metals cont.
Oilsands Quest, Inc. (Canada) †	1,286	$1,312

PAN American Silver Corp. (Canada) †	231	5,410

Rangold Resources, Ltd. ADR (United Kingdom)	140	9,773

Royal Gold, Inc.	111	5,169

Schnitzer Steel Industries, Inc. Class A	673	36,705

Seabridge Gold, Inc. (Canada) †	212	6,173

Silver Standard Resources, Inc. (Canada) †	192	4,587

Silver Wheaton Corp. (Canada) †	2,155	22,671

Southern Copper Corp. (Peru)	3,400	71,162

Thompson Creek Metals Co., Inc. (Canada) †	1,314	12,614

Uex Corp. (Canada) †	1,320	1,690

Umicore NV/SA (Belgium)	431	10,403

Uranium One, Inc. (Canada) †	1,000	2,012

Voestalpine AG (Austria)	2,257	65,092

Yamana Gold, Inc. (Canada)	778	9,157

		937,544
Natural gas utilities (0.8%)
Energen Corp.	3,000	111,660

Gaz de France SA (France)	583	22,976

Questar Corp.	3,500	118,615

Sempra Energy	1,300	59,384

		312,635
Office equipment and supplies (0.4%)
Canon, Inc. (Japan)	2,100	69,838

Pitney Bowes, Inc.	2,100	48,048

Steelcase, Inc.	5,900	28,497

		146,383
Oil and gas (7.3%)
Apache Corp.	800	67,408

Aventine Renewable Energy Holdings, Inc. †	1,865	298

BP PLC (United Kingdom)	7,934	65,378

Bronco Energy, Ltd. (Canada) †	470	434

Canadian Oil Sands Trust (Unit) (Canada)	247	6,324

Chevron Corp.	5,800	386,686

Comstock Resources, Inc. †	168	6,691

Connacher Oil and Gas, Ltd. (Canada) †	1,500	1,495

ConocoPhillips	4,400	201,696

Contango Oil & Gas Co. †	145	7,231

CVR Energy, Inc. †	699	6,682

Devon Energy Corp.	300	18,972

ENI SpA (Italy)	8,853	214,234

Exxon Mobil Corp.	11,200	776,720

Hess Corp.	600	39,954

Marathon Oil Corp.	4,600	146,648

McMoRan Exploration Co. †	360	2,441

Occidental Petroleum Corp.	2,300	154,353

Oil States International, Inc. †	179	4,677

OPTI Canada, Inc. (Canada) †	519	1,557

Patterson-UTI Energy, Inc.	2,000	28,680

Petroleum Development Corp. †	630	11,409

Repsol YPF SA (Spain)	1,049	23,565

Rosetta Resources, Inc. †	608	5,308

Royal Dutch Shell PLC Class A (United Kingdom)	1,763	47,423

Royal Dutch Shell PLC Class B (United Kingdom)	5,304	143,989

Sasol, Ltd. ADR (South Africa)	190	7,180

StatoilHydro ASA (Norway)	8,354	175,807

Suncor Energy, Inc. (Canada)	265	9,384

Sunoco, Inc.	2,600	79,118

COMMON STOCKS (83.7%)* cont.	Shares	Value

Oil and gas cont.
Swift Energy Co. †	284	$4,666

Tesoro Corp.	4,200	71,148

Unit Corp. †	249	8,344

UTS Energy Corp. (Canada) †	1,830	2,661

Vaalco Energy, Inc. †	957	4,364

Valero Energy Corp.	2,300	51,451

		2,784,376
Pharmaceuticals (5.6%)
Abbott Laboratories	1,400	63,084

Alkermes, Inc. †	460	3,744

Astellas Pharma, Inc. (Japan)	1,200	40,862

AstraZeneca PLC (United Kingdom)	4,729	196,802

Bristol-Myers Squibb Co.	7,600	151,392

Cephalon, Inc. †	900	52,479

Depomed, Inc. †	1,790	3,849

Eli Lilly & Co.	4,000	138,280

Emergent Biosolutions, Inc. †	166	1,816

Endo Pharmaceuticals Holdings, Inc. †	595	9,478

Forest Laboratories, Inc. †	2,700	63,963

GlaxoSmithKline PLC (United Kingdom)	6,723	113,132

Hi-Tech Pharmacal Co., Inc. †	631	4,770

Johnson & Johnson	5,800	319,928

King Pharmaceuticals, Inc. †	391	3,699

Matrixx Initiatives, Inc. †	496	9,231

Merck & Co., Inc.	5,500	151,690

Mylan, Inc. †	5,900	77,939

Novartis AG (Switzerland)	2,045	81,769

Noven Pharmaceuticals, Inc. †	526	5,839

Obagi Medical Products, Inc. †	713	4,920

OSI Pharmaceuticals, Inc. †	199	6,726

Par Pharmaceutical Cos., Inc. †	515	6,875

Perrigo Co.	180	4,835

Pfizer, Inc.	19,932	302,766

Questcor Pharmaceuticals, Inc. †	993	4,230

Sanofi-Aventis (France)	1,960	124,819

Santarus, Inc. †	2,435	4,919

Schering-Plough Corp.	3,500	85,400

Sepracor, Inc. †	848	13,271

Taisho Pharmaceutical Co., Ltd. (Japan)	2,000	38,314

Takeda Pharmaceutical Co., Ltd. (Japan)	900	35,753

Valeant Pharmaceuticals International †	245	5,633

		2,132,207
Power producers (0.5%)
AES Corp. (The) †	5,800	57,942

International Power PLC (United Kingdom)	5,058	22,449

Mirant Corp. †	1,352	21,105

NRG Energy, Inc. †	1,400	31,500

Ormat Technologies, Inc.	91	3,630

SembCorp Industries, Ltd. (Singapore)	21,000	45,319

		181,945
Publishing (—%)
Marvel Entertainment, Inc. †	398	13,206

		13,206
Railroads (0.5%)
Central Japan Railway Co. (Japan)	12	77,034

CSX Corp.	1,600	50,816

Norfolk Southern Corp.	1,700	63,240

		191,090

COMMON STOCKS (83.7%)* cont.	Shares	Value

Real estate (1.0%)
Agree Realty Corp. R	313	$5,424

Anworth Mortgage Asset Corp. R	855	5,694

Ashford Hospitality Trust, Inc. R	2,499	10,121

CFS Retail Property Trust (Australia) R	24,325	32,116

Digital Realty Trust, Inc. R	600	21,462

Entertainment Properties Trust R	265	5,385

Hang Lung Group, Ltd. (Hong Kong)	4,000	18,237

HCP, Inc. R	2,500	58,075

HRPT Properties Trust R	1,277	6,066

Kimco Realty Corp. R	1,900	22,211

Lexington Corporate Properties Trust R	889	3,769

LTC Properties, Inc. R	455	9,469

Mack-Cali Realty Corp. R	1,800	44,478

Macquarie Office Trust (Australia)	48,815	7,494

National Health Investors, Inc. R	455	12,026

Nationwide Health Properties, Inc. R	800	21,256

NorthStar Realty Finance Corp. R	1,039	3,449

ProLogis Trust R	2,600	22,074

PS Business Parks, Inc. R	211	9,468

Public Storage, Inc. R	700	46,627

Ramco-Gershenson Properties R	425	3,829

Saul Centers, Inc. R	159	4,565

SL Green Realty Corp. R	438	10,030

Sunstone Hotel Investors, Inc.	600	3,486

Universal Health Realty Income Trust R	107	3,430

Urstadt Biddle Properties, Inc. Class A R	340	4,498

		394,739
Regional Bells (1.4%)
AT&T, Inc.	13,800	342,102

Cincinnati Bell, Inc. †	3,044	8,493

Verizon Communications, Inc.	6,900	201,894

		552,489
Restaurants (0.9%)
AFC Enterprises †	971	6,758

Brinker International, Inc.	1,871	33,491

CEC Entertainment, Inc. †	407	13,077

Domino’s Pizza, Inc. †	1,172	10,618

McDonald’s Corp.	2,300	135,677

Yum! Brands, Inc.	4,000	138,520

		338,141
Retail (4.1%)
Aeropostale, Inc. †	148	5,124

Amazon.com, Inc. †	141	10,997

Best Buy Co., Inc.	1,200	42,120

BJ’s Wholesale Club, Inc. †	1,833	64,595

Buckle, Inc. (The)	629	22,506

Cabela’s, Inc. †	582	7,735

CVS Caremark Corp.	2,200	65,560

Deckers Outdoor Corp. †	125	7,245

Dollar Tree, Inc. †	800	35,816

Dress Barn, Inc. †	509	8,057

Foot Locker, Inc.	3,900	43,329

Gap, Inc. (The)	3,200	57,120

Genesco, Inc. †	702	18,105

Herbalife, Ltd. (Cayman Islands)	1,736	50,709

Home Depot, Inc. (The)	1,800	41,688

Home Retail Group PLC (United Kingdom)	2,020	7,602

Jos. A. Bank Clothiers, Inc. †	184	6,964

COMMON STOCKS (83.7%)* cont.	Shares	Value

Retail cont.
Koninklijke Ahold NV (Netherlands)	7,556	$91,598

Kroger Co.	4,800	109,440

Lowe’s Cos., Inc.	2,100	39,921

Macy’s, Inc.	4,200	49,056

Nash Finch Co.	234	6,859

Next PLC (United Kingdom)	2,902	68,921

OfficeMax, Inc.	1,977	16,310

RadioShack Corp.	2,700	36,288

Regis Corp.	371	6,504

Rent-A-Center, Inc. †	281	5,488

Safeway, Inc.	2,400	48,624

School Specialty, Inc. †	449	8,540

Staples, Inc.	900	18,405

Steven Madden, Ltd. †	302	8,220

TJX Cos., Inc. (The)	1,800	53,118

Toro Co. (The)	1,182	36,406

Tractor Supply Co. †	100	3,838

Wal-Mart Stores, Inc.	5,900	293,465

Wolverine World Wide, Inc.	501	9,925

Woolworths, Ltd. (Australia)	7,128	144,696

World Fuel Services Corp.	149	6,324

		1,557,218
Schools (0.2%)
Apollo Group, Inc. Class A †	319	18,853

Career Education Corp. †	1,300	26,104

ITT Educational Services, Inc. †	279	25,609

Lincoln Educational Services Corp. †	726	13,387

		83,953
Semiconductor (0.1%)
Atmel Corp. †	1,492	5,744

Veeco Instruments, Inc. †	3,463	36,465

		42,209
Shipping (0.4%)
International Shipholding Corp.	248	5,491

Knightsbridge Tankers, Ltd. (Bermuda)	324	4,850

Ryder System, Inc.	1,800	50,724

SembCorp Marine, Ltd. (Singapore)	24,000	51,184

Teekay Tankers, Ltd. Class A (Bahamas)	364	4,488

Wabtec Corp.	512	18,268

		135,005
Software (3.3%)
Adobe Systems, Inc. †	740	20,853

Akamai Technologies, Inc. †	1,444	32,143

Blackboard, Inc. †	266	7,666

BMC Software, Inc. †	3,900	132,990

Citrix Systems, Inc. †	1,059	33,263

Concur Technologies, Inc. †	710	20,945

MedAssets, Inc. †	574	9,075

Microsoft Corp.	19,200	401,088

NTT Data Corp. (Japan)	35	104,485

Omnicell, Inc. †	799	7,343

Oracle Corp.	10,100	197,859

Parametric Technology Corp. †	1,187	13,745

Red Hat, Inc. †	972	19,391

Sybase, Inc. †	551	17,924

Symantec Corp. †	7,700	120,042

Take-Two Interactive Software, Inc. †	735	6,365

THQ, Inc. †	1,136	7,304

COMMON STOCKS (83.7%)* cont.	Shares	Value

Software cont.
TIBCO Software, Inc. †	1,795	$11,901

VMware, Inc. Class A †	3,299	102,401

		1,266,783
Technology (—%)
Amkor Technologies, Inc. †	1,059	4,808

Solarworld AG (Germany)	150	4,691

Tech Data Corp. †	208	6,660

		16,159
Technology services (1.4%)
3PAR, Inc. †	1,182	10,272

Accenture, Ltd. Class A	2,400	71,832

Acxiom Corp.	921	9,845

CSG Systems International, Inc. †	978	13,467

eBay, Inc. †	2,600	45,812

Google, Inc. Class A †	523	218,210

i2 Technologies, Inc. †	600	7,368

Perot Systems Corp. Class A †	397	5,423

SAIC, Inc. †	3,000	52,410

Salesforce.com, Inc. †	750	28,463

Sohu.com, Inc. (China) †	1,238	78,167

United Online, Inc.	972	6,221

		547,490
Telecommunications (1.7%)
Carphone Warehouse Group PLC (The)
(United Kingdom)	9,423	25,736

CenturyTel, Inc.	1,400	43,190

CPI International, Inc. †	407	4,449

Earthlink, Inc. †	1,108	8,687

EchoStar Corp. Class A †	876	14,042

Embarq Corp.	1,000	42,020

France Telecom SA (France)	6,357	155,382

j2 Global Communications, Inc. †	256	5,709

KDDI Corp. (Japan)	24	125,845

NeuStar, Inc. Class A †	648	12,992

Nice Systems, Ltd. ADR (Israel) †	150	3,444

NII Holdings, Inc. †	2,800	57,288

Novatel Wireless, Inc. †	501	5,852

NTELOS Holdings Corp.	316	5,647

Premiere Global Services, Inc. †	798	9,552

Sprint Nextel Corp. †	18,730	96,460

Telefonica SA (Spain)	1,417	30,599

Telekom Austria AG (Austria)	491	7,581

		654,475
Telephone (0.5%)
Atlantic Tele-Network, Inc.	365	8,311

Nippon Telegraph & Telephone (NTT)
Corp. (Japan)	3,900	162,391

Telephone and Data Systems, Inc.	600	18,186

		188,888

COMMON STOCKS (83.7%)* cont.	Shares	Value

Textiles (0.3%)
Coach, Inc. †	1,700	$44,659

Gymboree Corp. (The) †	325	11,976

Maidenform Brands, Inc. †	409	5,284

Phillips-Van Heusen Corp.	534	15,737

True Religion Apparel, Inc. †	365	8,417

Warnaco Group, Inc. (The) †	520	16,432

		102,505
Tire and rubber (0.2%)
Bridgestone Corp. (Japan)	5,500	84,152

		84,152
Tobacco (1.1%)
Altria Group, Inc.	7,700	131,593

Philip Morris International, Inc.	4,500	191,880

Reynolds American, Inc.	500	19,985

Swedish Match AB (Sweden)	5,785	92,774

		436,232
Toys (0.2%)
Hasbro, Inc.	2,300	58,443

Jakks Pacific, Inc. †	249	3,175

Mattel, Inc.	2,100	32,781

		94,399
Transportation services (0.3%)
ComfortDelgro Corp., Ltd. (Singapore)	13,000	11,668

FedEx Corp.	2,000	110,860

		122,528
Trucks and parts (0.2%)
ATC Technology Corp. †	472	6,882

Autoliv, Inc. (Sweden)	1,700	47,226

Fuel Systems Solutions, Inc. †	100	2,114

GUD Holdings, Ltd. (Australia)	449	2,206

		58,428
Utilities and power (—%)
Babcock & Brown Wind Partners (Australia)	7,397	7,447

EDF Energies Nouvelles SA (France)	231	10,812

		18,259
Waste Management (—%)
Calgon Carbon Corp. †	345	3,978

EnergySolutions, Inc.	448	3,615

		7,593
Water Utilities (0.2%)
American States Water Co.	166	5,204

Aqua America, Inc.	466	7,684

California Water Service Group	151	5,258

Cia de Saneamento Basico do Estado
de Sao Paulo ADR (Brazil)	329	10,281

Consolidated Water Co., Inc. (Cayman Islands)	171	2,669

Fersa Energias Renovables SA (Spain)	1,975	7,019

Severn Trent PLC (United Kingdom)	546	9,898

SJW Corp.	187	3,787

Southwest Water Co.	371	1,948

Veolia Environnement (France)	563	16,630

		70,378

Total common stocks (cost $28,254,375)		$32,026,892

INVESTMENT COMPANIES (5.1%)*	Shares	Value

Eurazeo (France) †	511	$24,282

Harris & Harris Group, Inc. †	3,067	13,556

iShares Dow Jones U.S. Real Estate Index Fund	3,200	108,064

iShares Russell 2000 Growth Index Fund	1,012	55,721

iShares Russell 2000 Value Index Fund	1,504	70,101

MCG Capital Corp.	1,899	4,102

S&P 500 Index Depository Receipts (SPDR Trust Series 1)	15,281	1,412,117

S&P Midcap 400 Index Depository Receipts (MidCap SPDR Trust Series 1)	1,300	135,993

SPDR KBW Bank ETF	7,500	141,450

Total investment companies (cost $1,767,498)		$1,965,386

SHORT-TERM INVESTMENTS (9.7%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund [e]	3,241,068	$3,241,068

U.S. Treasury Bills for an effective yield from 0.45% to 0.48%, December 17, 2009 #	$184,000	183,291

U.S. Treasury Bills for an effective yield of 0.47%, November 19, 2009 #	285,000	284,154

Total short-term investments (cost $3,708,944)		$3,708,513

TOTAL INVESTMENTS

Total investments (cost $33,730,817)		$37,700,791

* Percentages indicated are based on net assets of $38,276,990.

† Non-income-producing security.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at May 31, 2009.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

R Real Estate Investment Trust.

ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at May 31, 2009 (as a percentage of Portfolio Value):

Australia	1.4%	Japan	4.9%	United Kingdom	3.9%

Belgium	0.8	Luxembourg	0.5	United States	76.9

Canada	0.6	Netherlands	0.5	Other	3.0

China	0.5	Norway	0.5	Total	100.0%

France	2.5	Singapore	0.7

Italy	2.5	Sweden	0.8

FORWARD CURRENCY CONTRACTS TO BUY at 5/31/09 (aggregate face value $8,853,089)

		Aggregate	Delivery	Unrealized appreciation/
	Value	face value	date	(depreciation)
Australian Dollar	$1,814,652	$1,671,623	6/17/09	$143,029

Brazilian Real	97,147	90,250	6/17/09	6,897

British Pound	956,327	887,788	6/17/09	68,539

Canadian Dollar	443,174	412,197	6/17/09	30,977

Chilean Peso	82,366	81,209	6/17/09	1,157

Czech Koruna	34,718	33,910	6/17/09	808

Euro	1,269,316	1,230,533	6/17/09	38,783

Hong Kong Dollar	341,550	341,652	6/17/09	(102)

Hungarian Forint	18,236	17,507	6/17/09	729

Japanese Yen	1,919,071	1,847,853	6/17/09	71,218

Mexican Peso	135,553	135,106	6/17/09	447

New Zealand Dollar	33,908	31,640	6/17/09	2,268

Norwegian Krone	1,187,703	1,148,216	6/17/09	39,487

Polish Zloty	16,702	16,460	6/17/09	242

South African Rand	34,805	33,119	6/17/09	1,686

South Korean Won	39,080	39,049	6/17/09	31

Swedish Krona	377,683	360,194	6/17/09	17,489

Swiss Franc	462,478	439,012	6/17/09	23,466

Turkish Lira	36,355	35,771	6/17/09	584

Total				$447,735

FORWARD CURRENCY CONTRACTS TO SELL at 5/31/09 (aggregate face value $8,248,277)

		Aggregate	Delivery	Unrealized appreciation/
	Value	face value	date	(depreciation)

Brazilian Real	$19,782	$18,912	6/17/09	$(870)

British Pound	1,748,561	1,646,074	6/17/09	(102,487)

Canadian Dollar	1,427,717	1,333,676	6/17/09	(94,041)

Chilean Peso	10,627	10,464	6/17/09	(163)

Czech Koruna	54,547	52,334	6/17/09	(2,213)

Euro	1,925,522	1,828,960	6/17/09	(96,562)

Hungarian Forint	21,782	20,931	6/17/09	(851)

Japanese Yen	1,058,450	1,024,207	6/17/09	(34,243)

Mexican Peso	35,509	35,374	6/17/09	(135)

New Zealand Dollar	17,592	16,417	6/17/09	(1,175)

Norwegian Krone	453,709	436,463	6/17/09	(17,246)

Polish Zloty	17,392	16,813	6/17/09	(579)

Singapore Dollar	171,131	167,761	6/17/09	(3,370)

South African Rand	42,361	40,124	6/17/09	(2,237)

South Korean Won	2,829	2,839	6/17/09	10

Swedish Krona	671,992	644,406	6/17/09	(27,586)

Swiss Franc	940,225	895,122	6/17/09	(45,103)

Taiwan Dollar	53,256	52,339	6/17/09	(917)

Turkish Lira	5,120	5,061	6/17/09	(59)

Total				$(429,827)

FUTURES CONTRACTS OUTSTANDING at 5/31/09				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Dow Jones Euro Stoxx 50 Index (Short)	7	$241,770	Jun-09	$(32,140)

Hang Seng Index (Long)	1	117,068	Jun-09	8,278

New Financial Times Stock Exchange 100 Index (Long)	8	566,761	Jun-09	78,508

OMXS 30 Index (Long)	42	429,914	Jun-09	(5,616)

S&P 500 Index E-Mini (Short)	6	275,400	Jun-09	(1,231)

S&P Mid Cap 400 Index E-Mini (Short)	4	230,000	Jun-09	(50,578)

S&P/MIB Index (Short)	2	280,972	Jun-09	(12,048)

S&P/Toronto Stock Exchange 60 Index (Long)	5	577,634	Jun-09	110,520

Topix (Short)	5	470,721	Jun-09	(63,711)

Total				$31,982

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/09

		Termi-
Swap	Notional	nation	Fixed payments received (paid)	Total return received by	Unrealized
counterparty	amount	date	by fund per annum	or paid by fund	appreciation

Citibank, N.A.
	$10,690	1/28/10	(1 month USD-LIBOR-BBA	MSCI Daily Total Return Net Emerging	$135,540
			plus 105 bp)	Markets USD Index

Total					$135,540

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for finan-cial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of May 31, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$29,218,215	$31,982

Level 2	8,482,576	153,448

Level 3	—	—

Total	$37,700,791	$185,430

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 5/31/09

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $30,489,749)	$34,459,723
Affiliated issuers (identified cost $3,241,068) (Note 7)	3,241,068

Cash	403,635

Foreign currency (cost $9,770) (Note 1)	9,824

Dividends, interest and other receivables	112,614

Receivable for shares of the fund sold	91,135

Receivable for investments sold	84,728

Unrealized appreciation on swap contracts (Note 1)	135,540

Unrealized appreciation on forward currency contracts (Note 1)	448,920

Total assets	38,987,187

LIABILITIES

Payable for variation margin (Note 1)	350

Payable for investments purchased	126,238

Payable for shares of the fund repurchased	23,022

Payable for compensation of Manager (Note 2)	17,988

Payable for investor servicing fees (Note 2)	6,937

Payable for custodian fees (Note 2)	20,888

Payable for Trustee compensation and expenses (Note 2)	371

Payable for administrative services (Note 2)	1,211

Payable for audit fees	64,600

Unrealized depreciation on forward currency contracts (Note 1)	431,012

Other accrued expenses	17,580

Total liabilities	710,197

Net assets	$38,276,990

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$32,469,136

Undistributed net investment income (Note 1)	1,066,729

Accumulated net realized gain on investments and
foreign currency transactions (Note 1)	582,471

Net unrealized appreciation of investments and
assets and liabilities in foreign currencies	4,158,654

Total — Representing net assets applicable to
capital shares outstanding	$38,276,990

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($14,695 divided by 1,240 shares)	$11.85

Offering price per class A share (100/94.25 of $11.85)*	$12.57

Net asset value, offering price and redemption price per
class Y share ($38,262,295 divided by 3,228,795 shares)	$11.85

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations For the period 1/23/09
(commencement of operations) to 5/31/09

INVESTMENT INCOME

Dividends (net of foreign tax of $16,184)	$324,723

Interest (including interest income of $2,037 from investments
in affiliated issuers) (Note 7)	11,180

Total investment income	335,903

EXPENSES

Compensation of Manager (Note 2)	82,398

Investor servicing fees (Note 2)	30,725

Custodian fees (Note 2)	20,900

Trustee compensation and expenses (Note 2)	5,974

Administrative services (Note 2)	8,968

Auditing	64,930

Legal	11,672

Other	6,496

Fees waived and reimbursed by Manager (Note 2)	(100,263)

Total expenses	131,800

Expense reduction (Note 2)	(12)

Net expenses	131,788

Net investment income	204,115

Net realized gain on investments (Notes 1 and 3)	576,167

Net realized gain on swap contracts (Note 1)	917,036

Net realized gain on futures contracts (Note 1)	38,819

Net realized loss on foreign currency transactions (Note 1)	(86,937)

Net unrealized appreciation of assets and liabilities in
foreign currencies during the year	21,158

Net unrealized appreciation of investments,
futures contracts and swap contracts during the year	4,137,496

Net gain on investments	5,603,739

Net increase in net assets resulting from operations	$5,807,854

Statement of changes in net assets

INCREASE IN NET ASSETS
For the period 1/23/09
(commencement of
operations) to 5/31/09

Operations:

Net investment income	$204,115

Net realized gain on investments and
foreign currency transactions	1,445,085

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	4,158,654

Net increase in net assets resulting from operations	5,807,854

Increase from capital share transactions (Note 4)	32,449,136

Total increase in net assets	38,256,990

NET ASSETS

Beginning of year (Note 5)	20,000

End of year (including undistributed net investment income
of $1,066,729)	$38,276,990

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

			Net realized and						Net assets,	Ratio of expenses	Ratio of net investment
	Net asset value,	Net investment	unrealized gain (loss)	Total from investment		Redemption	Net asset value,	Total return at net	end of period	to average net	income (loss) to average	Portfolio
Period ended	beginning of period	income (loss) [a]	on investments	operations	Total distributions	fees	end of period	asset value (%) [b]	(in thousands)	assets (%) [c]	net assets (%) [c]	turnover (%)

Class A
May 31, 2009 †	$10.00	.06	1.79	1.85	—	—	$11.85	18.50 *	$15	.40 *	.61 *	45.86 *

Class Y
May 31, 2009 †	$10.00	.06	1.79	1.85	—	—	$11.85	18.50 *	$38,262	.40 *	.61 *	45.86 *

* Not annualized.

† For the period January 23, 2009 (commencement of operations) to May 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class, as a percentage of its net assets, reflect a reduction of 0.30% (not annualized) ( Note 2).

The accompanying notes are an integral part of these financial statements.

32	33

Notes to financial statements 5/31/09

Note 1: Significant accounting policies

Putnam Asset Allocation: Equity Portfolio is a diversified series of Putnam Funds Trust, a Massachusetts business trust organized on January 22, 1996 (the “Trust”). A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The fund seeks long-term growth. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of companies worldwide in mainly in midsized and large companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s investment manager, a wholly owned subsidiary of Putnam Investments, LLC, believes have favorable potential.

The fund offers class A and class Y shares. The fund began offering each class of shares on January 23, 2009. Class A shares are sold with a maximum front-end sales charge of 5.75%, and generally do not pay a contingent deferred sales charge. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At May 31, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, interest or exchange rates moving unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to help enhance the fund’s return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio; collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At May 31, 2009, the fund had net unrealized losses of $134,787 on derivative contracts subject to the Master Agreements.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, unrealized gains and losses on certain futures contracts, realized gains and losses on passive foreign investment companies, straddle loss deferrals and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the period ended May 31, 2009, the fund reclassified $862,614 to increase undistributed net investment income and a decrease to accumulated net realized gains of $862,614.

The tax basis components of distributable earnings and the federal tax cost as of May 31, 2009 were as follows:

Unrealized appreciation	$4,813,233
Unrealized depreciation	(897,403)

Net unrealized appreciation	3,915,830
Undistributed ordinary income	1,223,023
Undistributed short-term gain	623,647

Cost for federal income tax purposes	$33,784,961

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through May 31, 2010 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the period ended May 31, 2009, Putnam Management waived $100,263 of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage and provide investment recommendations with respect to a portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets managed and 0.10% of the average net assets of the portion of the fund’s assets for which PAC provides investment recommendations.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

 Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the period ended May 31, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with State Street whereby State Street’s fees are reduced by credits allowed on cash balances. For the period ended May 31, 2009, the fund’s expenses were reduced by $12 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $279, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the “Plan”) with respect to its class A shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended May 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the year ended May 31, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $43,294,969 and $13,849,264, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At May 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 1/23/09
	(commencement of operations) to 5/31/09

Class A	Shares	Amount

Shares sold	240	$2,300

Shares issued in	—	—
connection with
reinvestment of
distributions

	240	2,300

Shares	—	—
repurchased

Net increase	240	$2,300

	For the period 1/23/09
	(commencement of operations) to 5/31/09

Class Y	Shares	Amount

Shares sold	4,227,198	$42,339,511

Shares issued in	—	—
connection with
reinvestment of
distributions

	4,227,198	42,339,511

Shares	(999,403)	(9,892,675)
repurchased

Net increase	3,227,795	$32,446,836

At May 31, 2009, Putnam Investments, LLC owned 1,000 class A shares of the fund (80.7% of class A shares outstanding), valued at $11,840.

The RetirementReady Funds owned 100% of the total outstanding class Y shares of the fund.

At May 31, 2009, the following funds owned the percentage indicated of Putnam Asset Allocation: Equity Portfolio’s outstanding shares:

RetirementReady Fund: 2030	7.35%
RetirementReady Fund: 2035	22.87%
RetirementReady Fund: 2040	28.13%
RetirementReady Fund: 2045	26.67%
RetirementReady Fund: 2050	14.95%

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the trust on October 17, 2008. Prior to January 23, 2009, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions and issuance of shares:

	Capital	Shares
	contribution	issued

	1/23/09	1/23/09
Class A	$10,000	1,000

Class Y	$10,000	1,000

Note 6: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of May 31, 2009:

	Asset derivatives 2009		Liability derivatives 2009
Derivatives not accounted	Balance		Balance
for as hedging instruments	sheet	Market	sheet	Market
under Statement 133	location	value	location	value

Foreign exchange
contracts	Receivables	$448,920	Payables	$431,012

Equity contracts	Receivables,	332,846*	Payables,	165,324*
	Net Assets –		Net Assets –
	Unrealized		Unrealized
	appreciation/		appreciation/
	(depreciation)		(depreciation)

Total		$781,766		$596,366

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

The following is a summary of realized and unrealized gains or losses of derivative instruments on the statement of operations for the period ended May 31, 2009 (see Note 1).

Amount of realized gain or (loss) on derivatives recognized in income

Derivatives not accounted for		Forward
as hedging instruments		currency
under Statement 133	Futures	contracts	Swaps	Total

Foreign exchange
contracts	—	$(81,828)	—	$(81,828)

Equity contracts	$38,819	–	$917,036	955,855

Total	$38,819	$(81,828)	$917,036	$874,027

Change in unrealized appreciation or (depreciation) on derivatives recognized in income

Derivatives not accounted for		Forward
as hedging instruments		currency
under Statement 133	Futures	contracts	Swaps	Total

Foreign exchange
contracts	—	$17,908	—	$17,908

Equity contracts	$31,982	–	$135,540	167,522

Total	$31,982	$17,908	$135,540	$185,430

Note 7: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $2,037 for the period ended May 31, 2009. During the period ended May 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $9,690,702 and $6,449,634, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: New accounting pronouncements

In April 2009, FASB issued FASB Staff Position FSP FAS 157-4, which amends FASB Statement No. 157, Fair Value Measurements, and is effective for interim and annual periods ending after June 15, 2009. FSP FAS 157-4 provides additional guidance when the volume and level of activity for the asset or liability measured at fair value has significantly decreased. Additionally, FSP FAS 157-4 expands disclosure by reporting entities with respect to categories of assets and liabilities carried at fair value. Putnam Management believes applying the provisions of FSP FAS 157-4 will not have a material impact on the fund’s financial statements.

Note 10: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (unaudited)

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009.

The fund designated 9.37% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended May 31, 2009, the fund hereby designates 17.11%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company, and previously was a Member of its Executive Management Committee. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and serves as a Trustee of American India Foundation and of the Rubin Museum, serving on its Investment Committee.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

 From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management

and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

John A. Hill

Born 1942, Trustee since 1985 and Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the White-head Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners). Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Funds since 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens

Born 1942, Trustee since 2009

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009.

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products, and timberland assets company) in December 2008. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan Bloedel, Ltd. (a forest products company) until 1999. Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation.

He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization). Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2009, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal	Vice President	Vice President, Senior Associate
Executive Officer, Associate Treasurer,	Since 2004	Treasurer and Assistant Clerk
and Compliance Liaison	Managing Director, Putnam Investments	Since 2005
Since 1989	and Putnam Management. During 2002,	Senior Associate Treasurer/Assistant Clerk
	Chief Operating Officer, Atalanta/Sosnoff	of Funds
Jonathan S. Horwitz (Born 1955)	Management Corporation
Senior Vice President and Treasurer		Nancy E. Florek (Born 1957)
Since 2004	Francis J. McNamara, III (Born 1955)	Vice President, Assistant Clerk,
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer	Assistant Treasurer and Proxy Manager
Putnam Investments	Since 2004	Since 2005
	Senior Managing Director, Putnam	Manager, Mutual Fund Proxy Voting
Steven D. Krichmar (Born 1958)	Investments, Putnam Management and
Vice President and	Putnam Retail Management. Prior to 2004,
Principal Financial Officer	General Counsel, State Street Research &
Since 2002	Management Company
Senior Managing Director,
Putnam Investments	Robert R. Leveille (Born 1969)
Vice President and
Janet C. Smith (Born 1965)	Chief Compliance Officer
Vice President, Principal Accounting	Since 2007
Officer and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments	Management. Prior to 2004, member of
and Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and
BSA Compliance Officer
Beth S. Mazor (Born 1958)	Since 2002
Vice President	Managing Director, Putnam Investments
Since 2002
Managing Director, Putnam Investments	Judith Cohen (Born 1945)
Vice President,
Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund*
Capital Opportunities Fund*
Capital Spectrum Fund‡
Emerging Markets Equity Fund*
Equity Spectrum Fund‡
Europe Equity Fund*
Global Equity Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund**
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund††

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust. Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Officers	Judith Cohen
Putnam Investment	Robert L. Reynolds	Vice President, Clerk and
Management, LLC	President	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Wanda M. McManus
	Executive Vice President, Principal	Vice President, Senior Associate Treasurer
Marketing Services	Executive Officer, Associate Treasurer and	and Assistant Clerk
Putnam Retail Management	Compliance Liaison
One Post Office Square		Nancy E. Florek
Boston, MA 02109	Jonathan S. Horwitz	Vice President, Assistant Clerk, Assistant
	Senior Vice President and Treasurer	Treasurer and Proxy Manager
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP
Janet C. Smith
Independent Registered Public	Vice President, Principal Accounting
Accounting Firm	Officer and Assistant Treasurer
PricewaterhouseCoopers LLP
Susan G. Malloy
Trustees	Vice President and Assistant Treasurer
John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman	Beth S. Mazor
Ravi Akhoury	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Paul L. Joskow
Elizabeth T. Kennan	Francis J. McNamara, III
Kenneth R. Leibler	Vice President and Chief Legal Officer
Robert E. Patterson
George Putnam, III	Robert R. Leveille
Robert L. Reynolds	Vice President and
W. Thomas Stephens	Chief Compliance Officer
Richard B. Worley
Mark C. Trenchard
Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam Asset Allocation: Equity Portfolio. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

AN062 256957 7/09

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

May 31, 2009*	$59,862	$--	$5,068	$-

* The fund commenced operations on January 23, 2009.

For the fiscal years ended May 31, 2009 , the fund’s independent auditor billed aggregate non-audit fees in the amount of $ 486,893 to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

May 31, 2009	$ -	$ 415,341	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: July 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: July 29, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: July 29, 2009